                                                                      Exhibit 25

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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [_]

                                 ------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                New York                               13-5160382
        (State of incorporation                     (I.R.S. employer
      if not a U.S. national bank)                identification no.)

     One Wall Street, New York, N.Y                      10286
    (Address of principal executive                    (Zip code)
                offices)

                                 ------------

                           AMERICAN TOWER CORPORATION
              (Exact name of obligor as specified in its charter)

                Delaware
      (State or other jurisdiction                     65-0723837
   of incorporation or organization)                (I.R.S. employer
                                                  identification no.)
     116 Huntington Avenue, Boston,
             Massachusetts                               02116
    (Address of principal executive                    (Zip Code)
                offices)


                                 ------------

                        5.0% Convertible Notes Due 2010
                      (Title of the indenture securities)

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1. General information. Furnish the following information as to the Trustee:

   (a) Name and address of each examining or supervising authority to which it is subject.

   Name                                  Address
   ----                                  -------
   Superintendent of Banks of the State  2 Rector Street, New York, N.Y. 10006,
    of New York                           and Albany, N.Y. 12203
   Federal Reserve Bank of New York      33 Liberty Plaza, New York, N.Y. 10045
   Federal Deposit Insurance
    Corporation                          Washington, D.C. 20429
   New York Clearing House Association   New York, New York 10005

   (b) Whether it is authorized to exercise corporate trust powers.

   Yes.

2. Affiliations with Obligor.

   If the obligor is an affiliate of the trustee, describe each such affiliation.

   None.

16. List of Exhibits.

  Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

  1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

  4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

  6.  The consent of the Trustee required by Section 321(b) of the Act.

  7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

   Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of April, 2000.

                                          THE BANK OF NEW YORK

                                          By: /s/ Michael Culhane
                                             ----------------------------------
                                          Name: Michael Culhane
                                          Title:   Vice President

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

   A member of the Federal Reserve System, at the close of business December 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                      Dollar
                                                                    Amounts In
                                                                     Thousands
                                                                    -----------
ASSETS
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin................ $ 3,247,576
 Interest-bearing balances.........................................   6,207,543
Securities:
 Held-to-maturity securities.......................................     827,248
 Available-for-sale securities.....................................   5,092,464
 Federal funds sold and Securities purchased under agreements to
  resell...........................................................   5,306,926
Loans and lease financing receivables:
 Loans and leases, net of unearned income..........................  37,734,000
 LESS: Allowance for loan and lease losses.........................     575,224
 LESS: Allocated transfer risk reserve.............................      13,278
 Loans and leases, net of unearned income, allowance, and reserve..  37,145,498
 Trading Assets....................................................   8,573,870
 Premises and fixed assets (including capitalized leases)..........     723,214
 Other real estate owned...........................................      10,962
 Investments in unconsolidated subsidiaries and associated compa-
  nies.............................................................     215,006
 Customers' liability to this bank on acceptances outstanding......     682,590
 Intangible assets.................................................   1,219,736
 Other assets......................................................   2,542,157
                                                                    -----------
  Total assets..................................................... $71,794,790
                                                                    ===========

                                                                     Dollar
                                                                   Amounts In
                                                                    Thousands
                                                                   -----------
LIABILITIES
Deposits:
 In domestic offices.............................................. $27,551,017
 Noninterest-bearing..............................................  11,354,172
 Interest-bearing.................................................  16,196,845
 In foreign offices, Edge and Agreement subsidiaries, and IBFs....  27,950,004
 Noninterest-bearing..............................................     639,410
 Interest-bearing.................................................  27,310,594
 Federal funds purchased and Securities sold under agreements to
  repurchase......................................................   1,349,708
 Demand notes issued to the U.S.Treasury..........................     300,000
 Trading liabilities..............................................   2,339,554
Other borrowed money:
 With remaining maturity of one year or less......................     638,106
 With remaining maturity of more than one year through three
  years...........................................................         449
 With remaining maturity of more than three years.................      31,080
 Bank's liability on acceptances executed and outstanding.........     684,185
 Subordinated notes and debentures................................   1,552,000
 Other liabilities................................................   3,704,252
                                                                   -----------
  Total liabilities...............................................  66,100,355
                                                                   ===========
EQUITY CAPITAL
Common stock......................................................   1,135,284
Surplus...........................................................     866,947
Undivided profits and capital reserves............................   3,765,900
Net unrealized holding gains (losses) on available-for-sale
 securities.......................................................     (44,599)
Cumulative foreign currency translation adjustments...............     (29,097)
                                                                   -----------
 Total equity capital.............................................   5,694,435
                                                                   -----------
Total liabilities and equity capital.............................. $71,794,790
                                                                   ===========

   I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                             Thomas J. Mastro

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Alan R. Griffith
              Directors
Gerald L. Hassell